UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2005

STEWART ENTERPRISES, INC.

( Exact name of registrant as specified in its charter)

LOUISIANA (State or other jurisdiction of incorporation)	1-15449 (Commission File Number)	72-0693290 (I.R.S. Employer Identification No.)

1333 South Clearview Parkway
Jefferson, Louisiana 70121
(Address of principal executive offices) (Zip Code)

(504) 729-1400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     On February 2, 2005, Stewart Enterprises, Inc. (the “Company”) and certain of the Company’s subsidiaries (the “Guarantors”) entered into a purchase agreement (the “Purchase Agreement”) for the sale of $200,000,000 aggregate principal amount of the Company’s 6.25% Senior Notes due 2013 (the “Notes”) to several initial purchasers (the “Initial Purchasers”). The closing of the Purchase Agreement is expected to occur on February 11, 2005, subject to customary closing conditions.

     The Purchase Agreement contains customary representations and warranties on the part of the Company and the Guarantors. The Purchase Agreement also contains customary indemnification and contribution provisions whereby the Company and the Guarantors, on one hand, and the Initial Purchasers, on the other, have agreed to indemnify each other against certain liabilities.

     The Company will pay interest on the Notes on February 15 and August 15 of each year, beginning on August 15, 2005. The Notes will mature on February 15, 2013.

     Prior to February 15, 2009, the Notes will not be redeemable. Beginning on February 15, 2009, the Company may redeem the Notes in whole or in part at any time at the redemption prices to be set forth in the indenture governing the Notes, plus any accrued and unpaid interest. In addition, upon a change of control of the Company, holders of the Notes will have the right to require the Company to repurchase all or any part of their Notes for cash at a price equal to 101% of the aggregate principal amount of the Notes repurchased, plus any accrued and unpaid interest.

     The Notes will be guaranteed, jointly and severally, by the Guarantors, and will be the Company’s, and the guarantees of the Notes will be the Guarantors’, general unsecured and unsubordinated obligations, and will rank equally in right of payment with all of the Company’s, in the case of the Notes, and the Guarantors’, in the case of their guarantees of the Notes, existing and future unsubordinated indebtedness and senior to any existing and future subordinated indebtedness. In addition, the Notes will effectively rank junior to any of the Company’s, and the guarantees of the Notes will effectively rank junior to the Guarantors’, existing and future secured indebtedness, including obligations under the Company’s senior secured credit facility, to the extent of the assets securing such indebtedness.

     The indenture governing the Notes will contain affirmative and negative covenants that will, among other things, limit the Company and the Guarantors’ ability to engage in sale and leaseback transactions, effect a consolidation or merger or sale, transfer, lease, or other disposition of all or substantially all assets, and create liens on assets. The indenture governing the Notes will also contain customary events of default. Upon the occurrence of certain events of default, the trustee or the holders of the Notes may declare all outstanding Notes to be due and payable immediately.

     The Notes are being offered by the Initial Purchasers only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, and outside the United States in compliance with Regulation S under the Securities Act of 1933. The Notes will not be registered under the Securities Act of 1933 or the securities laws of any other jurisdiction. Unless they are registered, the Notes may be offered and sold only in transactions that are exempt from registration under the Securities Act of 1933 and the applicable securities laws of other jurisdictions. In connection with the closing of the Purchase Agreement, the Company, the Guarantors and the Initial Purchasers will enter into a registration rights agreement, pursuant to which the Company will agree to offer to exchange the Notes for a new issue of substantially identical notes registered under the Securities Act of 1933.

     A copy of the press release issued by the Company on February 2, 2005 announcing the pricing of the Notes, attached hereto as Exhibit 99.2, is incorporated by reference herein.

     Also on February 2, 2005, the Company, in connection with its ongoing tender offer and consent solicitation (the “Offer”) for its outstanding 103/4% Senior Subordinated Notes due 2008 (the “103/4% Notes”), entered into a First Supplemental Indenture, dated as of February 2, 2005, by and among the Company, the guarantors of the 103/4% Notes and U.S. Bank National Association, as trustee (the “Supplemental Indenture”), supplementing that certain indenture, dated as of June 29, 2001 (the “103/4% Notes Indenture”), governing the 103/4% Notes.

     The Supplemental Indenture effects certain amendments to the 103/4% Notes Indenture proposed in connection with the Offer, which will eliminate substantially all of the restrictive covenants and certain events of default contained in the 103/4% Notes Indenture. The amendments will not, however, become operative until the 103/4% Notes tendered in the Offer are accepted for purchase by the Company pursuant to the terms of the Offer, which is expected to occur on or about February 11, 2005.

     A copy of the Supplemental Indenture, attached hereto as Exhibit 4.1, is incorporated herein by reference. A copy of the press release issued by the Company on February 2, 2005 announcing the results to date of the Offer and the execution of the Supplemental Indenture, attached hereto as Exhibit 99.1, is also incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     (a) See Item 1.01 which is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

     (a) See Item 1.01 which is incorporated herein by reference.

     (b) See Item 1.01 which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

Exhibit
Number	Description
4.1	First Supplemental Indenture, dated as of February 2, 2005, by and among Stewart Enterprises, Inc., the guarantors thereunder and U.S. Bank National Association, as trustee, supplementing the Indenture, dated as of June 29, 2001, governing the 10 3/4% Senior Subordinated Notes due 2008 of Stewart Enterprises, Inc.
99.1	Press release by Stewart Enterprises, Inc. dated February 2, 2005 announcing the results to date of its tender offer and the execution of a supplemental indenture
99.2	Press release by Stewart Enterprises, Inc. dated February 2, 2005 announcing the pricing of $200 million of its Senior Notes due 2013

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWART ENTERPRISES, INC.
February 3, 2005	/s/ Michael G. Hymel
Michael G. Hymel
Vice President Corporate Controller Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description
4.1	First Supplemental Indenture, dated as of February 2, 2005, by and among Stewart Enterprises, Inc., the guarantors thereunder and U.S. Bank National Association, as trustee, supplementing the Indenture, dated as of June 29, 2001, governing the 10 3/4% Senior Subordinated Notes due 2008 of Stewart Enterprises, Inc.
99.1	Press release by Stewart Enterprises, Inc. dated February 2, 2005 announcing the results to date of its tender offer and the execution of a supplemental indenture
99.2	Press release by Stewart Enterprises, Inc. dated February 2, 2005 announcing the pricing of $200 million of its Senior Notes due 2013